SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the or this “Agreement”) dated as of October 29, 2004 is entered into by and among IMCOR Pharmaceutical Co., a Nevada corporation (the “Company”), Bristol-Myers Squibb Company, a Delaware corporation (“Purchaser”) and Bristol-Myers Squibb Medical Imaging, Inc., a Delaware corporation (“BMSMI”).

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”) or Section 4(2) of the 1933 Act; and

WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to sell and issue to the Purchaser, shares of Series A Convertible Preferred Stock of the Company, $0.01 par value per share (the “Preferred Stock”), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound by the terms and conditions of this Agreement, the parties hereto hereby agree as follows.

1.   Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, 4,500 shares of Preferred Stock (the “Shares”) in exchange for an aggregate of $4,500,000.00. The purchase price per Share (the “Per Share Purchase Price”) shall equal $1,000.00. In no event shall the number of shares of Company common stock into which the Preferred Stock is convertible on the date hereof exceed 19.9% of the Company’s total number of outstanding shares of common stock on a fully diluted basis.

2.   The Closing. The closing of the sale and purchase of the Shares pursuant to this Agreement shall take place at the offices of the Company or its counsel on the date hereof (the “Closing”). The date of the Closing is hereinafter referred to as the “Closing Date.” At the Closing, the Company shall deliver to the Purchaser through book-entry the Shares registered in the name of such Purchaser (and bearing an appropriate legend limiting transferability except in accordance with applicable securities laws and upon delivery of an opinion of counsel acceptable to the Company). The Purchaser shall pay the total Per Share Purchase Price for the Shares by wire transfer or another method acceptable to the Company. At the Closing, the Company shall have delivered to the Purchaser:

(a)  the Amended and Restated Certificate of Incorporation (the “Amended Articles”), certified by the Secretary of State of the State of Nevada; which shall include the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designation”) setting forth the terms of the Preferred Stock;

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(b)  a certificate, as of the most recent practicable date, of the Secretary of State of the State of Nevada as to the Company’s legal existence and corporate good standing;

(c)  the Bylaws of the Company in effect on and as of the Closing Date;

(d)  an opinion from counsel to the Company, dated as of the Closing Date, addressed to the Purchaser, and in customary form mutually satisfactory to the parties;

(e)  an executed Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”); and

(f)  a certificate from the Company’s Chief Executive Officer stating that each representation and warranty of the Company contained in this Agreement is true and correct in all material respects on and as of the Closing Date.

3.   Representations and Warranties of the Company. Except as disclosed in the Company’s filings with the SEC or the Disclosure Schedule attached hereto, the Company hereby represents and warrants to the Purchaser as follows:

(a)  Organization; Amended Articles. The Company is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified has not had and could not reasonably be expected to have either individually or in the aggregate, a material adverse effect on the business, operations, financial condition, assets, prospects, liabilities or contractual rights of the Company, taken as a whole (a “Material Adverse Effect”). The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement an adequate number shares of its Preferred Stock authorized and available for purchase hereunder at the Closing, having the rights, restrictions, privileges and preferences set forth in the Certificate of Designation.

(b)  Corporate Power. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement, the Registration Rights Agreement, and the other agreements, documents and instruments contemplated hereby (collectively with this Agreement, the “Financing Documents”), and to carry out the transactions contemplated hereby. The copies of the Amended Articles and Bylaws of the Company, as amended to date, which have been furnished by the Company to the Purchaser, are correct and complete at the date hereof. The Company is not in violation of any term of its Amended Articles or Bylaws, each as amended, or in violation of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company or to which the Company is a party, where any violation, noncompliance or default has resulted in or could reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect.

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(c)  Authorization. The Financing Documents are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The execution, delivery and performance of the Financing Documents have been duly authorized by all necessary corporate or other action of the Company. The issuance, sale and delivery of the Shares in accordance with this Agreement have been, or will be prior to the Closing, duly authorized by all necessary corporate action on the part of the Company. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of the Financing Documents, or the issuance, sale and delivery of the Shares in accordance with the terms of this Agreement, or the consummation of any other transaction contemplated hereby or by the other Financing Documents.

(d)  Capitalization. The authorized capital stock of the Company consists of 150,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), of which 80,065,300 shares are issued and outstanding as of October 20, 2004 and 5,000,000 shares of Preferred Stock of which no shares are outstanding as of October 20, 2004. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has reserved, immediately prior to the Closing, a total of 21,477,095 shares of its Common Stock for issuance pursuant to the Option Plans (defined below) and exercise of outstanding warrants and conversion of the Shares. Except as contemplated by this Agreement, the other Financing Documents and the Amended Articles (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment or offer of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no restrictions on the transfer of the Company’s capital stock other than those arising from securities laws or contemplated by this Agreement and the other Financing Documents. There are no voting trusts or agreements, stockholders’ agreements, pledge agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company to which the Company is a party. The shares of common stock issuable upon conversion of the Preferred Stock represent 13.52% of the total number of the Company’s outstanding shares of Common Stock immediately after the Closing on a fully diluted basis (and 17.23% of the Company’s currently issued and outstanding Common Stock).

(e)  Subsidiaries. Except for Sentigen Ltd., the Company does not control, directly or indirectly, any other entity (a “Subsidiary”) and does not own of record or beneficially, directly or indirectly, any shares of capital stock or securities convertible into capital stock of any other corporation, or any participating interest in any partnership, joint venture or other non-corporate business enterprise.

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(f)  SEC Filings; Business. The Company has filed all reports (as the same may be amended) required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (collectively, the “SEC Filings”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Filings prior to the expiration of any such extension. The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. During the preceding 12 months, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole, as required to be disclosed.

(g)  No Material Adverse Change. Since December 31, 2003, to the Company’s knowledge there has not been:

i.  any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Form 10-KSB/A for the year ended December 31, 2003, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

ii.  any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

iii.  any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

iv.  any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

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v.  any change or amendment to the Company's Amended Articles or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject, which has had or could reasonably be expected to have a Material Adverse Effect;

vi.  any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

vii.  any transaction entered into by the Company or a Subsidiary other than in the ordinary course of business which has had or could reasonably be expected to have a Material Adverse Effect;

viii.  any loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

ix.  any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

(h)  Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-QSB, as applicable, under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

(i)  Proprietary Rights, Employee Restrictions. The Company owns or has the right to use all copyrights, copyright registrations and copyright applications, trademark registrations and applications for registration, patents and patent applications, trademarks, service marks, trade names, or other proprietary rights (collectively, “Intellectual Property Rights”) as described in the SEC Filings and which to the Company’s knowledge are used or useful in the Company’s business as presently conducted or currently contemplated to be conducted and all licenses, assignments and releases of Intellectual Property Rights of others in material works embodied in the Company’s products. All Intellectual Property Rights held by any employee, officer or consultant have been assigned to the Company. The Company has exclusive ownership of, or exclusive license to use, all Intellectual Property Rights. The Company has obtained any licenses, releases or assignments necessary to use all third parties’ Intellectual Property Rights in works embodied in its products. To the Company’s knowledge, neither the present nor currently contemplated business activities or products of the Company infringe any Intellectual Property Rights of others. The Company has not received any notice or other written claim from any person asserting that any of the Company’s present or currently contemplated activities infringe or may infringe any Intellectual Property Rights of such person. The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. The Company is not aware of any infringement by others of its copyrights or other Intellectual Proprietary Rights in any of its products, technology or services, or any violation of the confidentiality of any of its proprietary information. To the Company’s knowledge, the activities of the Company’s employees on behalf of the Company do not violate any agreements or arrangements known to the Company which any such employees have with former employers or any other entity to whom such employees may have rendered consulting services. All key employees and key consultants of or to the Company have executed and delivered to and in favor of the Company an agreement regarding the protection of confidential and proprietary information and the assignment to the Company of all Intellectual Property Rights arising from the services performed for the Company by such persons.

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(j)  Litigation; Compliance with Law. There is no (i) action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration or mediation proceeding relating to the Company, pending or, to the best of the Company’s knowledge, threatened, or (iii) governmental inquiry pending or, to the Company’s knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit). The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. To the Company’s knowledge, the Company has complied in all material respects with all laws, rules, regulations and orders applicable to its present and contemplated business, operations, properties, assets, products and services. The Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to obtain such permits, licenses or authorization has not had and could not reasonably be expected to have a Material Adverse Effect. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as it is presently conducted or proposed to be conducted except where the failure to obtain such permits, licenses or authorization has not had and could not reasonably be expected to have a Material Adverse Effect.

(k)  Leasehold Interests. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, and duly authorized and entered into. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the Company’s knowledge, by any other party thereto. The Company’s possession of such property has not been disturbed and, to the Company’s knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

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(l)  Insurance. The Company maintains in force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

(m)  Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchaser set forth below, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of any of the Financing Documents, the issuance, sale and delivery of the Shares other than filings pursuant to federal and state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Shares.

(n)  Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any of its respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

(o)  Title to Properties. The Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free and clear from any and all liens, security interests, encumbrances and defects, and the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

(p)  Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

(q)  Transactions With Affiliates. No director, officer, or 10% stockholder of the Company is or has a substantial interest or is an officer, director, trustee, partner or holder of more than 10% of the outstanding capital stock thereof of any entity which is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm.

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4.   Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

(a)  Validity. Assuming the due execution and delivery by the Company of this Agreement and the Financing Documents, this Agreement and the Financing Documents to which the Purchaser is a party constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.

(b)  Investor Status. The Purchaser is an “accredited investor” as such term is defined in Regulation D under the 1933 Act. The Purchaser is not a registered broker-dealer under Section 15 of the 1934 Act.

(c)  Investment. The Shares to be received by the Purchaser hereunder will be acquired for the Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Purchaser has no intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares. The Purchaser did not learn of the investment in the Shares as a result of any public advertising or general solicitation.

(d)  Investment Experience. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(e)  Restricted Securities. The Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

(f)  Access to Management. The Purchaser has had an opportunity to receive additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in the Financing Documents.

(g)  Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, such decision has been independently made by the Purchaser and the Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other business or legal counsel nor upon any investment banker, or placement agent in making such decision.

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5.   General.

(a)   Successors and Assigns. The provisions of this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

(b)   Indemnification.

i.  Each party agrees to indemnify and hold harmless the other party and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) to which such person or entity may become subject as a result of and will reimburse any such person or entity for all such amounts as they are incurred by such person or entity as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the indemnifying party (the “Indemnifying Party”) under the Financing Documents.

ii.  Promptly after receipt by any person or entity (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation by a third party in respect of which indemnity may be sought pursuant to this paragraph, such Indemnified Person shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (A) the Indemnifying Party and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (B) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Indemnifying Party shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

(c)   Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by express overnight courier service or mailed by first class mail, postage prepaid, to the respective addresses set forth on the signature pages of this Agreement, as such addresses may be modified by notice given pursuant to this paragraph, with copies provided simultaneously to counsel as set forth on the signature pages of this Agreement. Notices provided in accordance with this paragraph shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

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(d)   Entire Agreement. This Agreement, together with the instruments and other documents hereby contemplated to be executed and delivered in connection herewith, contains the entire agreement and understanding of the parties hereto, and supersedes any prior agreements or understandings between or among them, with respect to the subject matter hereof. Except as expressly set forth in this Agreement, the Disclosure Schedule and the Exhibits attached hereto, and the Financing Documents, the Company makes no representation or warranty, express or implied, with respect to the transactions contemplated by this Agreement or the other Financing Documents, the business of the Company, the Company, the Company’s assets or its future prospects. No party is relying on any understandings, agreements or representations other than those expressly contained this Agreement, the Disclosure Schedule and the Exhibits attached hereto, the SEC Filings and the Financing Documents.

(e)  Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)  Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)  Construction. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement. The phrase “to the Company’s knowledge” shall be construed to mean the actual knowledge of Taffy Williams, Larry Grant and Jack DeFranco, individually or collectively. The word “including” shall be construed to mean “including without limitation.”

(h)  Severability. Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

(i)  Governing Law. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York; provided, however, that matters relating to the authorization, issuance and enforceability of the terms of the Shares shall be governed and interpreted and construed in accordance with the Nevada General Corporation Law.

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(j)  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Financing Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature Pages Follow]

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 IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the day and year first above written.

IMCOR Pharmaceutical Co.

By: Taffy J. Williams
       Taffy J. Williams, Ph.D., President

Notice Address:     6175 Lusk Boulevard
              San Diego, CA 92121
              Fax No.: 858-410-5602

Copies to:        Grippo & Elden LLC
                  227 W. Monroe Street, Suite 3600
                  Chicago, IL 60606
              Fax No. 312-558-1195
                          Attn: Theodore W. Grippo

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Bristol-Myers Squibb Medical Imaging, Inc.

By: /s/ Cory Zwerling
Name:    __Cory Zwerling_____________________
Title:    ___President, BMSMI_________________

Notice Address:    Vice President & Senior Counsel,
                 Corporate Development
                 Bristol-Myers Squibb Company
                         P.O. Box 4000
                 Route 206 and Province Line Road
                 Princeton, NJ, USA 08543-4000

Copies to:     Vice President & Secretary
                 Bristol-Myers Squibb Company
                 345 Park Avenue
                 New York, NY 10154

Bristol-Myers Squibb Company

By: /s/ Cory Zwerling
Name:__Cory Zwerling____________________
Title:___President, BMSMI_________________

Notice Address:    Vice President & Senior Counsel,
                 Corporate Development
                 Bristol-Myers Squibb Company
                         P.O. Box 4000
                 Route 206 and Province Line Road
                         Princeton, NJ, USA 08543-4000

Copies to:     Vice President & Secretary
                         Bristol-Myers Squibb Company
         345 Park Avenue
                 New York, NY 10154

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